Ex 10.7

CONFIDENTIAL

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN, AND ARE NOT INTENDED TO BE, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND EXEMPTIONS FROM REGISTRATION PROVIDED BY SUCH OTHER SECURITIES LAWS AND MAY NOT BE TRANSFERRED, ASSIGNED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND SUCH OTHER SECURITIES LAWS. THE SECURITIES ARE BEING OFFERED FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE SIGNIFICANT RISKS AND SHOULD NOT BE SUBSCRIBED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THE ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is made and entered into as of ______________, 2012, by and between xG Technology, Inc., a Delaware corporation (the “Company”), and _______________ (the “Subscriber”).

RECITALS:

WHEREAS, the Subscriber desires to subscribe and the Company desires to sell _____________ (________________) new shares (“New Issue Shares”) of Common Stock of the Company with a par value of $0.01 per share (“Shares”), on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises hereof and the mutual representations, warranties, covenants, and agreements set forth herein below, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Subscription of New Issue Shares; Subscription Closing.

(a)          Subscription of New Issue Shares. Subject to the terms and conditions hereof, at the Subscription Closing (as defined below), the Company shall allot and issue to the Subscriber, and the Subscriber shall subscribe, the New Issue Shares at a subscription price of US$1.00 per New Issue Share (in aggregate, the “Subscription Price”).

(b)          Subscription Closing. The closing of the subscription of the New Issue Shares (the “Share Subscription Closing”) shall take place at the offices of Capita Registrars (Jersey) Limited on the date of this Agreement. At the Closing: (i) subject to fulfillment of sub-paragraph (ii) herein, the Company shall deliver to the Subscriber (or as it may direct) certificate(s) evidencing the New Issue Shares; (ii) the Subscriber shall pay in full the aggregate Subscription Price to the Company via a wire transfer of immediately available funds to an account specified by the Company; and (iii) the Company and the Subscriber shall execute and deliver any and all additional documents, certificates, consents and agreements necessary to effectuate the issue of the New Issue Shares or to complete the transactions contemplated hereby.

2.	Description of Securities.

(a)          Rights and Obligations. The Shares shall have such rights and obligations as set forth in the Amended and Restated Certificate of Incorporation of the Company as filed with the Delaware Secretary of State in September 2009;

(b)          Restricted Securities. The Subscriber understands that the New Issue Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act” or “Act”), or any applicable state securities, or “blue sky,” laws (collectively with any federal securities laws, the “Securities Laws”), that the subscription of the New Issue Shares is taking place in a transaction not involving a public offering, that the Company does not intend to register the New Issue Shares and that the New Issue Shares are “restricted securities” as that term is defined under Rule 144 of the Securities Act, and may not be offered for sale or sold or otherwise transferred in a transaction which would constitute a sale thereof within the meaning of the Securities Act unless such New Issue Shares (i) have been registered for sale under the Securities Act and have been registered or qualified under applicable state securities laws relating to the offer and sale of securities; or (ii) are exempt from the registration requirements of the Securities Act and are exempt from the registration or qualification requirements of such state securities laws. The Subscriber agrees that prior to any resale of the New Issue Shares by the Subscriber in any case where an exemption is relied upon by the Subscriber from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, the Subscriber shall furnish the Company with an opinion of counsel acceptable to the Company in its sole discretion in a form acceptable to the Company in its sole discretion stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws; and

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(c)          No Registration Rights. The Subscriber understands and agrees that the Subscriber has no right to request, and the Company is under no obligation, to register the New Issue Shares under the Securities Laws.

3.             Representations and Warranties of the Subscriber. The offering by the Company is intended to be exempt from registration under the Securities Act, pursuant to Section 4(2) of the Securities Act and/or the provisions of Regulation D promulgated thereunder (“Regulation D”) or Regulation S promulgated thereunder (“Regulation S”). In furtherance thereof and as a material inducement for the Company to enter into this Agreement and to accept the Subscriber’s subscription for the New Issue Shares, the Subscriber hereby represents and warrants to the Company as follows:

(a)          Corporate Power and Authority; Binding Agreement. The execution and delivery of this Agreement by the Subscriber, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations hereunder are within the power and authority of the Subscriber and have been duly authorized by all necessary corporate or other organizational action of the Subscriber. No other corporation, or other organizational act or proceeding on the part of the Subscriber is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby or the performance of the Subscriber’s obligations hereunder. The Subscriber’s signatory hereto has full power and authority to execute and deliver this Agreement in the name of and on behalf of the Subscriber, and the signature is genuine. When duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Subscriber enforceable against it in accordance with its terms;

(b)          Non-US Person. The Purchaser is not a “U.S. Person” (as defined in Regulation S promulgated under the Securities Act) and is not acting for the account or benefit of a “U.S. Person”. At the time of the execution of this Agreement and the time of the Closing the Purchaser is not and will not be located in the United States;

(c)          No Resale. The Subscriber understands that the New Issue Shares have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred by the Subscriber except (a) (i) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S promulgated under the Securities Act, (ii) pursuant to an effective registration statement under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act and (b) in accordance with all applicable securities laws of the United States of America, its territories and possessions, any State of the United States, and the District of Columbia (“United States”);

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(d)          No Resale in United States of America for 1 Year.         The Subscriber understands and agrees that, if in the future it decides to resell, pledge or otherwise transfer any New Issue Shares or any beneficial interests in any New Issue Shares prior to one year after the date this Agreement it will do so only outside the United States in an “offshore transaction” (as defined in Regulation S promulgated under the Securities Act) in compliance with Rule 903 or Rule 904 under the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in each of such cases in accordance with any applicable securities law of the United States;

(e)          No Hedging Transactions Unless in Compliance with the Securities Act. The Subscriber understands and agrees that hedging transactions involving those securities may not be conducted unless in compliance with the Securities Act;

(f)          Notify Future Subscribers of Restriction. The Subscriber agrees to, and each subsequent holder is required to, notify any Subscriber of the New Issue Shares from it of the resale restrictions referred to in paragraphs (b), (c), (d) and (e) above, if then applicable;

(g)          Investment Intent. The Subscriber is acquiring the New Issue Shares for its own account for investment only and not with a view to sale or resale, distribution or fractionalization of the New Issue Shares in violation of Securities Laws, nor with any present intention of distributing or selling the same; and the Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Subscriber will not resell or offer to resell the New Issue Shares, or any portion thereof, except in accordance with the terms of this Agreement and in compliance with all applicable Securities Laws;

(h)          No Conflict. The execution, delivery and performance by the Subscriber of the Agreement and the transactions contemplated hereby are within the powers of the Subscriber and will not constitute or result in a breach or default under, or conflict with (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under, or conflict with) (i) its articles of incorporation or bylaws or similar constituent documents; (ii) any law, rule or regulation, or order or ruling of any court or other tribunal or of any governmental commission or agency; or (iii) any agreement or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound;

(i)          Other Securities Laws. The Subscriber understands that no securities administrator of any state or other jurisdiction has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the New Issue Shares; including but not limited to the London Stock Exchange, AIM Regulation or the Securities and Exchange Commission;

(j)          Advice of Tax and Legal Advisors. The Subscriber has relied solely upon the advice of its own tax and legal advisors with respect to the tax and other legal aspects of this investment;

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(k)          Knowledge and Experience. The Subscriber believes an investment in the New Issue Shares is suitable and appropriate for the Subscriber and the Subscriber (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Subscriber’s prospective investment in the New Issue Shares; (ii) has the ability to bear the economic risks of the Subscriber’s prospective investment in the Company and lack of liquidity in the Company, including the loss of the Subscriber’s entire investment in the Company; (iii) has no need for liquidity of an investment in the Company and (iv) has not been offered, and the Subscriber is not subscribing for, the New Issue Shares as a result of, or subsequent to, any form of advertisement, article, notice, or other publicity, solicitation or communication published or provided in any newspaper, magazine, newsletter or similar medium; or broadcast over television, radio or the Internet; or presented at any conference, seminar or meeting whose attendees have been invited by any such medium or to which the public was invited;

(l)          Acknowledgement of Risk. The Subscriber acknowledges that an investment in the New Issue Shares offered hereby involves a high degree of risk. The Subscriber has reviewed and considered the risks and uncertainties described in the Appendix and elsewhere in this Agreement before making an investment decision with respect to the New Issue Shares. The risk factors described in the Appendix are not the only ones that the Company faces or that may relate to an investment in the New Issue Shares. Any of these risks, alone or in combination with other risks, could result in a material and adverse impact upon the business, financial condition, results of operations, or prospects of the Company. In such case, the value of the New Issue Shares could decline, and the Subscriber could lose part or all of its investment in the Company. The Subscriber is aware that returns on investments made by the Company are uncertain and that the Directors of the Company may receive compensation in connection with the management of the Company;

(m)          Access to Information. The Subscriber has fully read this Agreement, including the Appendix, which describes certain material information concerning the Company. The Subscriber has had an opportunity to perform its own investigation of the Company and the Subscriber has had access to all material and relevant public information concerning the Company, its current and proposed business and operations, including the development of the business, and its management, financial condition, capitalization, market information, assets and prospects, necessary to enable the Subscriber to make an informed investment decision with respect to its investment in the New Issue Shares, including but not limited to, the Company’s Admission document prepared with respect to the Company’s listing on the AIM market and subsequent notifications by the Company to the AIM market. The Subscriber acknowledges that it has been given reasonable opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of the Company, and the Subscriber has had the opportunity to speak and meet with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the aforesaid, the terms and conditions of the Agreement, and an investment in the Company, and has had all such questions and inquiries answered to its satisfaction and has been supplied with all information requested. Notwithstanding the foregoing, the Subscriber is not aware of any non-public fact or circumstance, which, if made public or otherwise generally available, would be likely to have a significant effect on the price or value of the Shares or have a material effect upon the upon the business, operations, financial condition, sphere of activity, performance, expectation of performance or prospects of the Company. The Subscriber is aware of the highly speculative nature of an investment in the Company, and the significant risks involved therein. No statements, printed material or other information that is contrary to the information contained in this Agreement or the Appendix has been given or made by or on behalf of the Company to the Subscriber;

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(n)          Accuracy of Disclosures. All of the information supplied by the Subscriber to the Company in connection with the subscription of the New Issue Shares (including, without limitation, the information set forth in the Subscriber Questionnaire), and the representations and warranties of the Subscriber contained in this Agreement, are true and complete, and do not contain any statement which, at the time and in light of the circumstances under which they were made, were false or misleading with respect to any material fact, and do not omit to state any material fact required to be stated in order to make the statements made not false or misleading;

(o)          Subscriber Questionnaire. The Company may only accept subscriptions from persons who meet certain suitability standards. In furnishing the information set forth in the Subscriber Questionnaire, the Subscriber hereby acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the Subscriber qualifies as an acquirer of securities under Section 4(2) of the Securities Act, Regulation D or Regulation S, among other qualifications. The statements and information set forth in the Subscriber Questionnaire are true, correct and complete in all respects;

(p)          Anti-Money Laundering Matters. The Subscriber acknowledges that the Company seeks to comply with all applicable anti-money laundering laws and regulations. In furtherance of these efforts, the Subscriber represents, warrants and agrees that: (i) no part of the funds used by the Subscriber to acquire the New Issue Shares or to satisfy its capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations and (ii) no subscription, contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, to the extent required by any anti-money laundering law or regulation, the Company may prohibit additional investment, restrict distribution or take any other reasonably necessary or advisable action with respect to the New Issue Shares, and the Subscriber shall have no claim, and shall not pursue any claim against the Company or any other person in connection therewith;

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(q)          Reliance by Company. The Subscriber acknowledges that, prior to any proposed transfer of the New Issue Shares other than pursuant to an effective registration statement, the transferee of the New Issue Shares may be required to provide certifications and other documentation relating to the non-“U.S. Person” status of such transferee and the Company and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and warranties and agrees that if any such acknowledgements, representations or warranties deemed to have been made by virtue of its subscription of the New Issue Shares are no longer accurate, it shall promptly notify the Company; and

(i)          Legend on Certificates. The Subscriber understands and acknowledges that certificates evidencing the New Issue Shares and any certificates issued in replacement therefor shall bear the following legend, in addition to any other legend required by the Securities Laws or otherwise:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THESE SECURITIES IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THESE SECURITIES UNLESS THE HOLDER FURNISHES TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS, CONFIRMATION OR NOTICE, OR OTHER INFORMATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO REGULATION S (§§ 230.901 THROUGH 230.905 AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND THAT A HEDGING TRANSACTION INVOLVING THE SECURITIES IS NOT BEING CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSONS” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S OF THE SECURITIES ACT.”

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4.            Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows:

(a)          Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware with adequate power and authority to conduct the business in which it is now engaged and has the corporate power and authority to enter into this Agreement;

(b)          Corporate Power and Authority. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. No other corporate act or proceeding on the part of the Company is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. When duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally; and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)          No Conflict. The execution, delivery and performance by the Company of the Agreement and the transactions contemplated hereby are within the powers of the Company and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Company is a party or by which the Company is bound, except where such breach or default under, or conflict with, such would not have a material adverse effect on its business or operations; and

(d)          Reservation of Shares. The requisite number of Shares of Common Stock have been duly authorized and reserved for issuance upon the Company’s receipt and acceptance of payment therefor and no further corporate action is required for the valid issuance of such New Issue Shares.

5.             Notices. All notices, requests, consents or other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed, first class postage prepaid, by registered or certified mail to the following addresses:

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If to the Company:

xG Technology, Inc.

240 South Pineapple Ave, Suite 701

Sarasota Florida 34236

USA

Attention: Chief Executive Officer

In the case of the Subscriber:

To that address indicated on the signature page hereof.

Unless specified otherwise, such notices and other communications shall for all purposes of this Agreement be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of mail, addressed as set forth above, and postage prepaid.

6.             Repetition and Survival of Representations and Warranties, Indemnification. Representations and warranties are deemed to be repeated on each day up to and including the date of Share Subscription Closing and any reference made to the date of this Agreement (whether express or implied) in relation to any representation or warranty shall be construed, in relation to any such repetition, as a reference to each such day. All representations and warranties contained herein shall survive indefinitely the execution and delivery of this Agreement, the closing of the transactions contemplated hereby and the issuance and delivery of the New Issue Shares. The Subscriber shall, and hereby agrees to, indemnify, hold harmless and defend the Company and each of its officers, managers, directors, controlling persons, employees, advisors, consultants, shareholders and affiliates, and any person acting on behalf of the Company (each an “Indemnified Person”), who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from, (a) the Subscriber’s breach or violation of this Agreement or any undertaking or covenant on the part of the Subscriber herein, or (b) actual or alleged misrepresentation or misstatement of facts or other matters made or alleged to have been made by or on behalf of the Subscriber to the Company concerning the Subscriber or the Subscriber’s authority or suitability to invest in the Company, against any and all losses, liabilities, damages, claims, actions and expenses incurred by an Indemnified Person in connection with such action, suit or proceeding for which the Company or such Indemnified Person has not otherwise been reimbursed, including, but not limited to, attorneys’ fees, judgments, fines and amounts paid in settlement and the Subscriber agrees that in the event of any such breach or untruth, the Company may, at its option, forthwith rescind the sale of New Issue Shares to the Subscriber.

7.             Parties in Interest. This Agreement and all the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto and are not intended to be, and shall not be, construed so as to confer any rights or benefits upon any other person or party, provided that this Agreement and the interests herein may not be assigned by either party without the express written consent of the other party.

8.             Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles contrary.

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9.              Sections and Other Headings. The section and other headings contained in this Agreement are for the convenience of reference only and do not constitute part of this Agreement or otherwise affect any of the provisions hereof or the construction, meaning or interpretation of this Agreement (or of any provision hereof).

10.            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

11.            Counterpart Signatures. This Agreement may be executed in counterpart and delivered via facsimile or e-mail, both of which shall be deemed to be an original, and both of which together shall be deemed to be one and the same instrument.

12.           Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes any previous arrangement, understanding or agreement between them with respect to the subject matter hereto. Each party acknowledges that, in entering into this Agreement, it does not rely on, and neither party shall be liable or bound to the other party in any manner by, any statement, representation, inducement, promise, agreement, guarantee, covenant, assurance or warranty of any person (whether a party to this agreement or not) other than as expressly set out in writing in this Agreement (an “Express Representation”). Each party agrees that the only rights and remedies available to it arising out of or in connection with an Express Representation shall be for breach of contract as provided in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Nothing in this clause shall limit or exclude any liability for fraud.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the date first written above.

By:
Name:
Title:
Address:

xG TECHNOLOGY, INC.

By:
Name:
Title:

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APPENDIX

(a)          Because much of the Company’s potential success and value lies in its use of internally developed proprietary technology, if the Company fails to protect this technology, it could negatively affect the Company. The Company’s success and ability to compete effectively are in large part dependent upon proprietary technology that the Company has developed internally. Given the rapid pace of innovation and technological change within the wireless and broadband industries, the technological and creative skill of the Company’s personnel, consultants and contractors and their ability to develop, enhance and market new products and upgrades to existing products are critical to the continued success of the Company. The Company relies primarily on patent laws to protect its proprietary rights. In the US, the Company has 27 patents granted, 25 patent applications pending, and 9 provisional applications pending and, internationally, the Company has 40 patents granted, 93 patent applications pending, and 5 provisional applications pending. There can be no assurance that patents pending or future patent applications will be issued, or that if issued, the Company would have the resources to protect any such issued patent from infringement. However, the Company cannot patent much of the technology that is important to its business. To date, the Company has relied on copyright, trademark and trade secret laws, as well as confidentiality procedures, non-compete and/or work for hire invention assignment agreements and licensing arrangements with its employees, consultants, contractors, customers and vendors, to establish and protect its rights to this technology and, to the best extent possible, control the access to and distribution of its technology, software, documentation and other proprietary information. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use this technology without authorization. Policing unauthorized use of this technology is difficult. There can be no assurance that the steps the Company takes will prevent misappropriation of, or prevent an unauthorized third party from obtaining or using, the technology the Company relies on. In addition, effective protection may be unavailable or limited in some jurisdictions. Litigation may be necessary in the future to enforce or protect the Company’s rights.

(b)          Litigation could cause the Company to incur substantial costs, divert resources away from its daily business, subject the Company to significant liability for damages and invalidate its proprietary rights and which in turn could materially adversely affect the Company’s business and its ability to compete. Any potential intellectual property litigation also could force the Company to lose the opportunity to license its technology to others or to collect royalty payments based upon successful protection and assertion of its intellectual property against others and incur significant legal expenses.

(c)          The Company may in the future be subject to damaging and disruptive intellectual property litigation that could materially and adversely affect its business, results of operations and financial condition, as well as the continued viability of the Company. Although the Company believes that its technology does not currently infringe upon patents held by others, no assurance can be given that such infringements do not exist or will not exist in the future, particularly as the wireless technology industry has increasingly become characterized by vigorous protection and pursuit of intellectual property rights and positions, which has resulted in protracted and expensive litigation for many companies. Particularly as a public company, the Company expects that in the future it may receive, communications from various industry participants alleging the Company’s infringement of their patents, trade secrets or other intellectual property rights.

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(d)          Given the rapid technological change in the Company’s industry and the Company’s continual development of new products, the Company may be subject to infringement claims in the future. The Company may be unaware of filed patent applications and issued patents that could include claims covering the Company’s products. Parties making claims of infringement may be able to obtain injunctive or other equitable relief that could effectively block the Company’s ability to sell or supply its products or license its technology and could cause the Company to pay substantial royalties, licensing fees or damages. The defense of any lawsuit could divert management’s efforts and attention from ordinary business operations and result in time-consuming and expensive litigation, regardless of the merits of such claims. These outcomes may (i) stop the Company selling products or using technology that contains the allegedly infringing intellectual property; (ii) redesign those products that contain the allegedly infringing intellectual property; (iii) pay substantial damages to the party whose intellectual property rights the Company may be found to be infringing; (iv) result in the loss of existing customers or prohibit the acquisition of new customers; (v) cause the Company to attempt to obtain a license to the relevant intellectual property from third parties, which may not be available on reasonable terms or at all; (vi) materially and adversely affect the Company’s brand in the market place and cause a substantial loss of goodwill; (vii) cause the Company’s stock price to decline significantly, which could distract management; (viii) materially and adversely affect the Company’s liquidity, including its ability to pay debts and other obligations as they become due; or (ix) lead to the Company’s bankruptcy or liquidation.

(e)          The Company’s customers could also become the target of litigation relating to the patent and other intellectual property rights of others. This could trigger technical support and indemnification obligations in licenses or customer agreements that the Company may enter into. These obligations could result in substantial expenses, including the payment by the Company of costs and damages relating to claims of intellectual property infringement. In addition to the time and expense required for the Company to provide support or indemnification to its customers, any such litigation could disrupt the businesses of its customers, which in turn could hurt the Company’s relationships with its customers and cause the sale of its products to decrease. No assurance can be given that claims for indemnification will not be made or that if made, such claims would not have a material adverse effect on the Company’s business, operating results or financial conditions.

(f)          The Company is dependent on a small number of individuals, and if the Company loses key personnel upon whom the Company is dependent, the Company’s business will be adversely affected. Many of the key responsibilities of the Company’s business have been assigned to a relatively small number of individuals. The Company’s future success depends to a considerable degree on the vision, skills, experience and effort of the Company’s senior management. The loss of the services of these officers and senior executives could have a material adverse effect on the Company’s business.

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(g)          In addition, the Company’s continued growth depends on its ability to attract, retain and motivate experienced key employees. Finding and hiring any additional personnel and replacements could be costly and might require the Company to grant significant equity awards or other incentive compensation, which could adversely impact its financial results. Should any of the employees of the Company leave, it may also be difficult or impractical to adequately enforce any restrictive covenants entered into by such person. Additionally, effective product development and innovation, upon which the Company’s success is dependent is in turn dependent upon attracting and retaining talented technical, engineering and marketing personnel, who represent a significant asset and serve as the source of the Company’s technological and product innovations. In addition, to expand the Company’s customer base and increase sales, the Company will need to hire additional qualified sales personnel. The market for qualified technical, engineering, marketing and sales personnel is extremely competitive and there can be no assurance that the Company will have the financial or other resources to attract and retain such individuals. If the Company is unable to hire, train and retain such personnel in a timely manner, the Company’s ability to grow its business will be impaired.

(h)          If the Company’s technology does not work as well as planned or the Company is unsuccessful in developing and selling new products or in penetrating new markets its business and operating results would suffer. The Company’s success and ability to compete are dependent on technology which the Company has developed or may develop in the future. There is a risk that the technology that the Company has developed or may develop in the future may not work as well as planned, or that the marketing of the technology may not be as successful as the Company hopes. Further, the markets in which the Company and its customers compete or plan to compete are characterized by constantly and rapidly changing technologies and technological obsolescence. The Company’s ability to compete successfully depends on its ability to design, develop, manufacture, assemble, test, market and support new products and enhancements on a timely and cost effective basis to keep pace with market needs and satisfy the demands of customers. A fundamental shift in technologies in any of the Company’s target markets could harm its competitive position within these markets. The Company’s failure to anticipate these shifts, to develop new technologies or to react to changes in existing technologies could materially delay its development of new products, which could result in product obsolescence, decreased revenue and a loss of customer wins to its competitors. The development of new technologies and products generally require substantial investment and can require long development and testing periods before they are commercially viable. The Company intends to continue to make substantial investments in developing new technologies and products and it is possible that that the Company may not successfully be able to develop or acquire new products or product enhancements that compete effectively within its target markets or differentiate its products based on functionality, performance or cost and that its new technologies and products will not result in meaningful revenue. Any delays in developing and releasing new or enhanced products could cause the Company to lose revenue opportunities and customers. Any technical flaws in products the Company releases could diminish the innovative impact of the products and have a negative effect on customer adoption and its reputation. If the Company fails to introduce new products that meet the demands of its customers or target markets or do not achieve market acceptance, or if the Company fails to penetrate new markets, the Company’s revenue will not increase over time and its operating results and competitive position would suffer.

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(i)          The Company has a limited operating history and is dependent on winning partners and customers; if it experiences difficulty in managing its budget and expenses, it will be difficult for it to achieve or maintain profitability, which in turn could affect the Company’s stock price. The Company has limited operating experience. The Company’s ability to become and remain profitable depends on a number of factors, including, in particular, being able to find and contract with appropriate partners and customers. The rapidly evolving market in which the Company sells its products, its limited experience and progress in winning partners and customers, as well as other factors make it difficult for the Company to forecast semi-annual and annual revenue accurately. As a result, the Company could experience budgeting and cash flow management problems, unexpected fluctuations in its results of operations and other difficulties, any of which would make it difficult for the Company to gain and maintain profitability and could increase the volatility of the market price of the Company’s common stock.

(j)          The Company may experience a decrease in market demand due to uncertain economic conditions in the United States and in international markets, which has been further exacerbated by the concerns of terrorism, war and social and political instability. Economic growth in the United States and international markets has slowed significantly and the United States economy has been in a recession and experienced considerable volatility. The timing of a full economic recovery is uncertain and the future economic environment may continue to be unfavorable. In addition, the terrorist attacks in the United States and turmoil in North Africa and the Middle East have increased the uncertainty in the United States economy and may contribute to a decline in economic conditions, both domestically and internationally. Terrorist acts and similar events, or war in general, could contribute further to a slowdown of the market demand for goods and services, including demand for our products. If the economy declines as a result of the recent economic, political and social turmoil, or if there are further terrorist attacks in the United States or elsewhere, the growth of the Company’s business and results of operations may be severely adversely affected.

(k)          Regulation of Voice over Internet Protocol (“VoIP”) services is developing and therefore uncertain, and future legislative, regulatory or judicial actions could adversely affect the Company’s business. The Company’s business has developed in an environment largely free from government regulation. However, the United States and other countries have begun to assert regulatory authority over VoIP and are continuing to evaluate how VoIP will be regulated in the future. Both the application of existing rules to the Company and its prospective customers and the Company’s and their competitors and the effects of future regulatory developments are uncertain. Future legislative, judicial or other regulatory actions could have a negative effect on the Company’s business. In addition, future regulatory developments could increase the Company’s cost of doing business and limit its growth.

(l)          Changes in current laws or regulations or the imposition of new laws or regulations could impede the sale of the Company’s products or otherwise harm the Company’s business. Although the Company’s products are frequency agnostic (i.e., they are capable of operating at any frequency) the Company’s initial products are being designed to be optimized for operation in the 902-928MHz band, which is presently a spectrum that is not licensed in the United States. Changes in current laws or regulations or the imposition of new laws and regulations in the United States or elsewhere regarding the usage of unlicensed spectrum may materially and adversely impact the sale of the Company’s products and its business, financial condition and results of operations.

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(m)          If wireless devices pose safety risks, the Company may be subject to new regulations, and demand for the Company’s products and those of its licensees and customers may decrease. Concerns over the effects of radio frequency emissions, even if unfounded, may have the effect of discouraging the use of wireless devices, which may decrease demand for the Company’s products and those of the Company’s licensees and customers. In recent years, the FCC and foreign regulatory agencies have updated the guidelines and methods they use for evaluating radio frequency emissions from radio equipment, including wireless phones and other wireless devices. In addition, interest groups have requested that the FCC investigate claims that wireless communications technologies pose health concerns and cause interference with airbags, hearing aids and medical devices. Concerns have also been expressed over the possibility of safety risks due to a lack of attention associated with the use of wireless devices while driving. Any legislation that may be adopted in response to these expressions of concern could reduce demand for the Company’s products and those of its licensees and customers in the United States as well as foreign countries.

(n)          Reputational risk. As a publicly traded company, the Company’s business is closely monitored by investors and potential investors. Negative publicity with respect to the Company or any of the Company’s products or services, whether legally justified or not, could adversely affect the Company’s reputation, business and stock price.

(o)          If the Company requires additional capital, the Company may not be able to obtain additional financing on favorable terms or at all. The Company may need to pursue additional financing in the future to finance the development of new products or enhancements or respond to new competitive pressures or pay extraordinary expenses such as litigation settlements or judgments. Because of the Company’s past significant losses and its limited tangible assets, the Company does not fit traditional credit lending criteria, which, in particular, could make it difficult for the Company to obtain loans or to access the capital markets. In addition, the credit documentation for the financing from MB Technology Holdings, LLC, the Company’s parent company, contains affirmative and negative covenants that affect, and may significantly limit or prohibit, among other things, the Company’s ability to incur indebtedness and create liens or other encumbrances and operate its business. If the Company does raise additional funds by obtaining loans from third parties, the terms of those financing arrangements may also include negative covenants or other restrictions on the Company’s business that could impair the Company’s operational flexibility, and would also require the Company to incur interest expense. If additional financing is not available, or available only on terms that are not acceptable to the Company, it may be unable to fund the development and expansion of its business, attract qualified personnel, promote its brand name, take advantage of business opportunities, respond to competitive pressures or pay extraordinary expenses and may have to scale back operations or limit business activities. Any of these events may harm the Company’s business. Also, if the Company raises funds by issuing additional common stock or securities convertible into common stock, the Subscriber and the Company’s other shareholders may experience dilution, which may be significant, to their ownership interest in the Company. If the Company raises funds by issuing shares of a different class or by issuing debt, the holders of such different classes of shares or debt securities may have rights senior to the rights of the Subscriber and other current shareholders.

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(p)          The market price of the Company’s common stock has been and may continue to be volatile, and the Subscriber, as a shareholder of the Company, could incur substantial losses. The Company’s common stock is not listed on the Main Market of the London Stock Exchange and, although the common stock is traded on AIM, no assurance can be given that there will be or remain a liquid market in the common stock. Securities markets experience significant price and volume fluctuations. This market volatility, as well as general economic conditions, could cause the market price of the Company’s common stock to fluctuate substantially. The trading price of the Company’s common stock and the price which shareholders may realize for their common stock has been, and is likely to continue to be, highly volatile and could be subject to wide fluctuations in price in response to various factors, some of which are beyond the Company’s control. These factors include: (i) the performance of the Company’s operations; (ii) any shortfall in revenue or increase in losses from levels expected; (iii) changes in the Company’s earnings or variations in operating results or those of comparable companies; (iv) announcements by the Company or the Company’s competitors of acquisitions, new products, significant contracts or orders, commercial relationships or capital commitments; (v) the Company’s ability to develop and market new and enhanced products on a timely basis; (vi) fluctuations in the economic performance or market valuations of companies perceived by investors to be comparable to the Company; (vii) large purchases or sales of common stock of the Company and liquidity (or absence thereof) in the shares of common stock of the Company; (viii) any major change in the Company’s board of directors or management; (ix) commencement of or the Company’s involvement in litigation; (x) disruption to the Company’s operations; (xi) changes in legislation or regulations; (xii) economic developments in the cognitive radio and mobile VoIP and broadband industries as a whole; and (xiii) general economic conditions and other external factors.

(q)          If any of these factors causes the price of the Company’s common stock to fall, the Subscriber may not be able to sell its common stock of the Company for a profit. In addition, the stock market in general, and the market for wireless telecommunications and other technology companies in particular, have experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. These broad market and industry factors may cause the market price of the Company’s common stock to decrease, regardless of the Company’s actual operating performance. These trading price fluctuations may also make it more difficult for the Company to use its common stock as a means to make acquisitions or to use options to purchase its common stock to attract and retain employees. In addition, in the past, following periods of volatility in the overall market and the market price of a company’s securities, securities class action litigation has often been instituted against these companies. This litigation, if instituted against the Company, could result in substantial costs and a diversion of the Company’s management’s attention and resources.

(r)          Management of the Company will have broad discretion over the use of proceeds from the allotment and issue of New Issue Shares to the Subscriber. The net proceeds from this Offering will be used for investment in, or otherwise in support of the operations of, the Company. The Subscriber will not have the right to control how the Company will use the proceeds of investments, loans or other support provided by the Subscriber and the Company has not reserved or allocated certain amounts for specific purposes. Accordingly, the Company’s management will have full discretion in the application of the proceeds of investment by the Subscriber in the Company, and the Subscriber will not have the opportunity, as part of its investment decision, to assess whether the proceeds are being used appropriately. The proceeds may be used for corporate purposes that do not increase the Company’s operating results or market value. Furthermore, the proceeds may be placed in investments that do not produce income or that lose value.

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(s)          Restrictions on the transfer of common stock to US Persons. Currently, the common stock of the Company is comprised of both “restricted securities” for the purpose of US securities laws trading under the stock symbol LSE-AIM: XGT and unrestricted securities trading under the stock symbol LSE-AIM: XGTU. The reselling of restricted common stock (LSE-AIM: XGT) of the Company in the United States or to a U.S. Person is severely restricted whereas the resale of unrestricted common stock (LSE-AIM: XGTU) of the Company is not so restricted.  The New Issue Shares will be “restricted securities” for the purpose of US securities laws. The New Issue Shares will remain restricted securities until 12 months after issue by the Company and for as long as the restrictive legend applicable to them has not been removed from the certificate evidencing such common stock. In the event that the market for common stock of the Company outside the United States is or becomes illiquid, purchasers of such stock may be unable to access the market within the United States due to the restrictions on transfer of such common stock.  Any of the restrictions described above may make it difficult for the Subscriber to sell its stock in the Company, which could force the Subscriber to hold its stock in the Company or sell such stock at a lower price than it could if the stock was freely tradable.

(t)          Application of US law. The Company is incorporated under the laws of the state of Delaware and the rights of shareholders are governed by the Delaware General Corporation Law and by the Company’s Amended and Restated Certificate of Incorporation and Bylaws. Those shareholder rights may differ from the typical rights of shareholders in the United Kingdom and other jurisdictions. In addition, the common stock of the Company is not listed on any United States Stock Exchange and, for this reason, certain investor protection rules afforded by the Securities Act will not apply with respect to the Company. As its principal place of business is in Florida and certain contracts of the Company are governed by Florida law, provisions of Florida law may affect the Company.

Section 1.2.          Forward Looking Statements. Statements, disclosures, or information in this Agreement or provided by or on behalf of the Company to the Subscriber relating to the Company, including its business, properties, plans, financial condition, results of operations and/or prospects, or the Offering, may contain Forward Looking Statements, assessments, estimates, or projections (collectively, “Forward Looking Statements”). Forward Looking Statements may be identified by the use of words such as “plans,” “anticipates,” “expects,” “intends,” “estimates,” “believes,” “may,” “should,” and/or similar expressions, or may be identified by context or perspective. Forward Looking Statements are subject to numerous assumptions, and involve numerous risks and uncertainties, many of which are beyond the Company’s ability to control, that could cause actual results, performance, or achievements to differ materially from those expected or anticipated. Factors that could contribute to these differences or variations include those discussed in this Appendix and elsewhere in this Agreement. Although all Forward Looking Statements in this Agreement regarding the Company or the Offering are based on current beliefs and expectations, have been made in good faith by the Company, and are believed to be reasonable under the circumstances and at the time made, the Company makes no representation or warranty, and gives no promise or assurance, regarding any Forward Looking Statement. The inclusion of any item in a risk factor shall not be deemed an admission of liability.

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